                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C.  20549



                                       FORM 8-K

                                    CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 15, 1998
                                                  ----------------

                         YAMAHA MOTOR RECEIVABLES CORPORATION
                         ------------------------------------
                (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
                    (ORIGINATOR OF THE YAMAHA MOTOR MASTER TRUST)



             DELAWARE            33-72806, 33-94784         33-0592719
             --------            ------------------         ----------
  (STATE OR OTHER JURISDICTION   (COMMISSION FILE       (I.R.S. EMPLOYER
       OF INCORPORATION)             NUMBERS)          IDENTIFICATION NO.)


                                6555 KATELLA AVENUE
                                 CYPRESS, CA  90630
                      (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
                      ----------------------------------------

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (714) 761-7500

                                Page 1 of 4

                       Exhibit Index appears on Page 4

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Item 5. OTHER EVENTS

     Pursuant to that certain Master Pooling and Servicing Agreement, dated as of April 1, 1994, between Yamaha Motor Receivables Corporation, as transferor, Yamaha Motor Corporation, U.S.A. as servicer (in such capacity, the " Servicer"), and The Fuji Bank and Trust Company, as trustee, as amended, supplemented or otherwise modified and in effect from time to time, the Servicer prepared a Monthly Servicer's Certificate with respect to the OCTOBER 15, 1998 Distribution Date for the Collection Period ending SEPTEMBER 30, 1998. A copy of such Monthly Servicer's Certificate is attached hereto as Exhibit 5.1.

                                  2

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                              SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                    YAMAHA MOTOR RECEIVABLES CORPORATION
                    ------------------------------------
                              (Registrant)



  Dated:  October 15, 1998           By:  RUSSELL JURA
        ------------------                ------------
                                     Name: Russell Jura
                                     Title:   Assistant Secretary

                                   3

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                                 INDEX TO EXHIBITS

        EXHIBIT                                             METHOD OF
         NUMBER                    EXHIBIT                   FILING
        -------                    -------                  ---------
            5.1            Monthly Servicer's              Filed Herewith
                           Certificate with respect
                           to the OCTOBER 15, 1998
                           Distribution Date for the
                           Collection Period ending
                           SEPTEMBER 30, 1998.

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